Income Taxes	9 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
11 - Income Taxes
The Company is subject to income taxes in the U.K. and foreign jurisdictions. The Company bases its interim tax provision on an estimated annual effective tax rate applied to year-to-date results and records discrete items in the period to which they relate. Each quarter, the estimated annual effective tax rate is updated and a year-to-date adjustment to the Company’s tax provision is recorded as necessary. For the three months ended December 31, 2025 and 2024, the Company’s income tax benefit (expense) was $(5.0) million and $(16.0) million, respectively. For the nine months ended December 31, 2025 and 2024, the Company’s income tax benefit (expense) was $(85.0) million and $6.0 million, respectively. The effective tax rate differed from the 25% U.K. statutory rate primarily due to the impacts of gross basis withholding taxes, the U.K. patent box regime, research and development tax credits and tax deductions associated with share-based compensation.
During the three and nine months ended December 31, 2025, there were no material changes to unrecognized tax benefits, and there are no expectations of material changes in the Company’s unrecognized tax benefits within the next twelve months. The Company is subject to reviews by the U.K. tax authorities for the fiscal year ended March 31, 2019 and subsequent years and by the U.S. tax authorities for the calendar year ended December 31, 2003 and most subsequent years.
On July 4, 2025, the U.S. President signed the One Big Beautiful Bill Act (“OBBBA”), which includes several changes to U.S. federal income tax laws. These changes did not have a material impact on the Company’s tax provision for the three and nine months ended December 31, 2025.